                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                 STONE CONTAINER CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 STONE CONTAINER CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

   [LOGO]
      STONE CONTAINER CORPORATION
           150 North Michigan Avenue
           Chicago, IL 60601-7568

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON TUESDAY, MAY 9, 1995

To the Stockholders of
Stone Container Corporation:

    The Annual Meeting of Stockholders of Stone Container Corporation (the "Company") will be held on Tuesday, May 9, 1995 on the Fifty-Seventh Floor, The First National Bank of Chicago, One First National Plaza, Clark and Madison Streets, Chicago, Illinois, at 10:30 a.m. (C.D.S.T.) for the following purposes:

    1. To elect thirteen directors to serve until the next succeeding Annual Meeting of Stockholders or until their respective successors are elected and qualified;

    2. To consider and act upon a proposal to approve the Stone Container Corporation 1995 Long-Term Incentive Plan;

    3. To consider and act upon a proposal to approve the Stone Container Corporation 1995 Key Executive Officer Short-Term Incentive Plan; and

    4.  To transact such other business as may properly come before the meeting.

    Even though you may now plan to attend the Annual Meeting in person, please complete, date, sign and promptly return the enclosed Proxy in the envelope enclosed for that purpose, which requires no postage if mailed in the United States. If you attend the Annual Meeting and desire to withdraw your Proxy and vote in person, you may do so.

    Only stockholders of record at the close of business on March 31, 1995 will be entitled to vote at the Annual Meeting.

    By order of the Board of Directors.

                                                   LESLIE T. LEDERER,
                                                       SECRETARY

Chicago, Illinois, April 7, 1995

                          STONE CONTAINER CORPORATION
                             150 N. Michigan Avenue
                          Chicago, Illinois 60601-7568

                                   ----------

                         P R O X Y   S T A T E M E N T

                              I. VOTING AND PROXY

    The Annual Meeting of Stockholders of Stone Container Corporation (the "Company") will be held on Tuesday, May 9, 1995, pursuant to the By-Laws, for the purposes set forth in the accompanying notice. The only matters which the Company's management intends to present are those set forth in such notice. Management knows of no matters which will be presented by others. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to act upon them according to their best judgment.

    The close of business on March 31, 1995 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Annual
Meeting. On that day, the issued and outstanding voting securities of the Company consisted of 90,523,524 shares of Common Stock, $.01 par value (the "Common Stock"). The Company first sent this Proxy Statement and enclosed Proxy to stockholders entitled to notice and to vote at the Annual Meeting on or about April 7, 1995. Each stockholder has one vote for each share of Common Stock held, except in the case of the election of directors, and the holders of a majority of the shares of Common Stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business.

    At the Annual Meeting, thirteen directors are to be elected with each stockholder being entitled to cumulate his or her votes. Under cumulative voting, each stockholder entitled to vote is entitled to vote as many votes as shall equal the number of shares of Common Stock owned multiplied by the number of directors to be elected (13). Each stockholder may cast all of such votes for a single candidate or distribute them among the number of director positions to be voted for or any two or more of them as such stockholder may see fit. Except as otherwise instructed by a stockholder, each properly executed and returned Proxy that grants authority to vote for one or more of the nominees named below will authorize the proxies to cumulate all votes which the stockholder is entitled to cast and to allocate such votes among such nominees as such proxies determine, in their sole and absolute discretion. If individuals other than the nominees named below are nominated for director of the Company, the proxies intend to distribute the number of votes as to which they have discretionary authority with respect to cumulative voting in such manner as will assure the election of all nominees named below or, if they shall have insufficient votes for such purpose, the election of as many of such nominees as is possible.

    If a quorum is present at the Annual Meeting, the thirteen candidates for director receiving the greatest number of votes will be elected. Except as otherwise instructed by a stockholder, each properly executed and returned Proxy will be voted FOR the election of the nominees named below. The enclosed Proxy permits each stockholder to withhold authority to vote for one or more of such nominees, but withholding authority to vote for a director nominee will not prevent such nominee from being elected.

    The enclosed Proxy is solicited by the Board of Directors. If the Proxy in such form is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon at the Annual Meeting. Such Proxy, if given, may be revoked by the stockholder executing it any time prior to its being voted by giving written notice of such revocation to the Secretary of the Company or by attending the Annual Meeting and requesting its revocation at the beginning of the Annual Meeting.

                                 II. DIRECTORS

NOMINEES FOR DIRECTORS

    Directors are to be elected to serve until the next succeeding Annual Meeting of Stockholders or until their successors are elected and qualified. All of the nominees except Jack M. Greenberg were elected directors at the last Annual Meeting. It is intended that the Proxy, if given, and unless otherwise specified thereon, will be voted for the persons named below. In case any of the named nominees is not a candidate at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed Proxy, if given, and unless it is otherwise specified thereon, may be voted for a substitute nominee and will be voted for the other nominees named.

                                                                                       NUMBER OF
                                                                                       SHARES OF
                                                                                         COMMON       PERCENT OF
                                                                          YEAR FIRST     STOCK          COMMON
                                                                          ELECTED A   BENEFICIALLY      STOCK
      NAME                                PRINCIPAL OCCUPATION             DIRECTOR     OWNED(C)     OUTSTANDING
- ------------------------------  ----------------------------------------  ----------  ------------  --------------
Richard A. Giesen* ++           Chairman of the Board and Chief                1974        14,717        (a)
                                  Executive Officer of Continental Glass
                                  & Plastic, Inc.
James J. Glasser ++             Chairman of the Board and Chief                1986        10,200        (a)
                                  Executive Officer of GATX Corporation
Jack M. Greenberg               Vice Chairman of the Board and Chief             --           500        (a)
                                  Financial Officer of McDonald's
                                  Corporation
George D. Kennedy+#             Former Chairman of the Board of                1989         1,020        (a)
                                  Mallinckrodt Group Inc.
Howard C. Miller, Jr.*+         Consultant                                     1981         2,066        (a)
John D. Nichols+#               Chairman of the Board and Chief                1989         2,040        (a)
                                  Executive Officer of Illinois Tool
                                  Works Inc.

                                                                                       NUMBER OF
                                                                                       SHARES OF
                                                                                         COMMON       PERCENT OF
                                                                          YEAR FIRST     STOCK          COMMON
                                                                          ELECTED A   BENEFICIALLY      STOCK
      NAME                                PRINCIPAL OCCUPATION             DIRECTOR     OWNED(C)     OUTSTANDING
- ------------------------------  ----------------------------------------  ----------  ------------  --------------
Jerry K. Pearlman*+ ++          Chairman of the Board and Chief                1984         5,172        (a)
                                  Executive Officer of Zenith
                                  Electronics Corporation
Richard J. Raskin               Attorney                                       1983       514,423       (a)(b)
Alan Stone*                     Consultant                                     1969     1,066,336           1.2%(b)
Avery J. Stone                  President of International Design              1969       896,415           1.0%(b)
                                  Corporation
Ira N. Stone                    Senior Vice President                          1969       961,164           1.1%(b)
James H. Stone*                 President of Stone Management                  1969       522,177       (a)(b)
                                  Corporation
Roger W. Stone*                 Chairman of the Board, President and           1969     1,707,087           1.9%(b)
                                  Chief Executive Officer

- --------------
*Member of the Executive Committee   ++Member of the Compensation Committee
+Member of the Audit Committee       #Member of the Nominating Committee
(a)  Does not exceed one percent (1%) of the outstanding Common Stock.
(b) There is included in the common stock beneficially owned in the foregoing table, Common Stock owned by spouses and associates, except those associates separately listed in the table, beneficial ownership of which is disclaimed. See footnote (b) under "Security Ownership by Management".
(c) Each person has sole voting and investment power with respect to the shares listed.

INFORMATION AS TO DIRECTORS AND EXECUTIVE OFFICERS

    The following information indicates the principal occupation and employment for the named Directors and Executive Officers for the last five years, unless otherwise indicated.

DIRECTORS:

    RICHARD A. GIESEN, born October 7, 1929, is Chairman of the Board and Chief Executive Officer of Continental Glass & Plastic, Inc., a packaging distribution company. Mr. Giesen is a director of GATX Corporation and Continere Corporation.

    JAMES J. GLASSER, born June 5, 1934, is Chairman of the Board and Chief Executive Officer of GATX Corporation, a leasing and financial services company. Mr. Glasser is a director of General American Transportation Corporation, GATX Leasing Corporation, The B.F. Goodrich Company, Harris Bankcorp, Inc., Harris Trust & Savings Bank and Bank of Montreal.

    JACK M. GREENBERG, born September 28, 1942, is Vice Chairman of the Board and Chief Financial Officer of McDonald's Corporation, a food service and restaurant company, since January, 1992. Previously, Mr. Greenberg was Senior Executive Vice President of McDonald's Corporation. Mr. Greenberg is a director of Arthur J. Gallagher and Company and Harcourt General, Inc.

    GEORGE D. KENNEDY, born May 30, 1926, is the former Chairman of the Board of Mallinckrodt Group Inc. and a director of Illinois Tool Works Inc., Kemper
Corporation, Kemper National Insurance Co., Brunswick Corporation, American National Can Corporation and Scottsman Industries, Inc.

    HOWARD C. MILLER, JR., born September 2, 1926, is a consultant in private practice, consulting in general business matters. Mr. Miller is a director of Automobile Protection Corporation.

    JOHN D. NICHOLS, born September 20, 1930, is Chairman of the Board and Chief Executive Officer of Illinois Tool Works Inc., a diversified manufacturing company. Mr. Nichols is a director of Philip Morris Companies, Inc., Household International, Inc. and Rockwell International Corporation.

    JERRY K. PEARLMAN, born March 27, 1939, is Chairman of the Board and Chief Executive Officer of Zenith Electronics Corporation, a manufacturer of consumer electronics and cable television products. Mr. Pearlman is a director of First Chicago Corporation and The First National Bank of Chicago.

    RICHARD J. RASKIN, born April 4, 1945, is an attorney in private practice with the law firm of Richard J. Raskin, Attorney at Law. See Footnote (b) under "Security Ownership of Management".

    ALAN STONE, born February 5, 1928, is a consultant to the Company since his retirement from the Company on December 31, 1994. Prior to his retirement, Mr. Stone was Senior Vice President of Purchasing and Transportation of the Company. See Footnote (b) under "Security Ownership of Management".

    AVERY J. STONE, born November 7, 1932, is President of International Design Corporation, a management and investment company. See Footnote (b) under "Security Ownership of Management".

    IRA N. STONE, born February 4, 1932, Senior Vice President since 1989 is responsible for Corporate Marketing, Communication and Public Affairs. See Footnote (b) under "Security Ownership of Management".

    JAMES H. STONE, born March 4, 1939, is President of Stone Management Corporation, a management consulting firm (not affiliated with the Company). Mr. Stone is a director of Fullerton Metals Company. See Footnote (b) under "Security Ownership of Management".

    ROGER W. STONE, born February 16, 1935, is Chairman of the Board, President and Chief Executive Officer. Mr. Stone is a director of First Chicago Corporation, The First National Bank of Chicago, McDonald's Corporation, Morton International, Inc., Stone-Consolidated Corporation, Option Care, Inc. and Continere Corporation. See Footnote (b) under "Security Ownership of Management".

OTHER EXECUTIVE OFFICERS:

    ARNOLD F. BROOKSTONE, born April 8, 1930, Executive Vice President, Chief Financial and Planning Officer since 1991. Previously, Mr. Brookstone was Senior Vice President, Chief Financial and Planning Officer. Mr. Brookstone is a director of Stone-Consolidated Corporation, Donnelly Corporation, MFRI, Inc., Rembrandt Funds and Continere Corporation.

    JAMES DOUGHAN, born November 9, 1933, President and Chief Executive Officer of Stone-Consolidated Corporation since 1993. Previously, Mr. Doughan was Executive Vice President, Containerboard and Paper and Pulp Marketing and Sales. Mr. Doughan is a director of Stone-Consolidated Corporation.

    MORTY  ROSENKRANZ,  born  February  21,  1928,  Executive  Vice   President,
Administration since 1993. Previously, Mr. Rosenkranz was Executive Vice President North American Integrated Packaging.

    JOHN D. BENCE, born June 18, 1932, Senior Vice President, European Packaging Operations, joined the Company in December 1988 and was elected Vice President in March 1989 and Senior Vice President in January 1991.

    THOMAS W. CADDEN, SR., born September 4, 1933, Senior Vice President and General Manager Industrial and Retail Packaging since 1993. Previously, Mr. Cadden was Senior Vice President and General Manager of the Corrugated Container Division.

    THOMAS P. CUTILLETTA, born July 5, 1943, Senior Vice President and Corporate Controller, is the Company's Chief Accounting Officer. Mr. Cutilletta was elected Senior Vice President in January 1991.

    GERALD M. FREEMAN, born April 18, 1937, Senior Vice President and General Manager, Forest Products Division since 1987, is responsible for the operations of that division.

    JAMES B. HEIDER, born July 27, 1943, Senior Vice President, North American Containerboard, Paper and Pulp Division since December, 1988.

    MATTHEW S. KAPLAN, born March 13, 1957, Senior Vice President and General Manager, Corrugated Container Division, since June, 1993. Previously, Mr. Kaplan was Vice President and General Manager, Retail Bag Division. Mr. Kaplan is the son-in-law of Roger W. Stone.

    GORDON L. JONES, born November 7, 1949, Vice President since January, 1995 and General Manager -- Worldwide Market Pulp Sales and Export Containerboard and Kraft Paper Sales and President of Stone Container International since June, 1993. Previously, Mr. Jones was Division Vice President of Containerboard and Kraft Paper Marketing from January, 1991 and prior to that Division Vice President Export Containerboard/Kraft Paper Sales from April 1, 1989.

    WILLIAM J. KLAISLE, born September 13, 1941, Vice President Corporate Development since April, 1993. Previously, Mr. Klaisle was Vice President, Corporate Marketing and Communications.

    LESLIE T. LEDERER, born July 20, 1948, Vice President, Secretary and Counsel since 1987.

    MICHAEL B. WHEELER, born February 15, 1945, Vice President since 1984 and Treasurer and Assistant Secretary since 1981.

MEETINGS AND COMMITTEES OF DIRECTORS

    During 1994, the Board of Directors met seven times. As to meetings of the Committees of the Board, the Audit Committee met three times; the Compensation Committee met twice and the Executive Committee and the Nominating Committee did not meet. Each of the incumbent directors attended at least 75% of the aggregate of the meetings of the Board and the Committees of which he was a member.

    The Audit Committee of the Board meets, as necessary, to receive and review the results of the audits of the Company's books and records performed by the independent auditors, to review matters relating to internal auditing, accounting policies, procedures and adjustments, and to participate in the selection of independent auditors for the following year.

    The Compensation Committee of the Board meets, as necessary, to review the Company's programs for the development of management personnel and to consider recommendations and proposals to be made to the Board on directors' fees and management compensation.

    The Nominating Committee of the Board meets, as necessary, to seek out, review the qualifications of, and propose to the Board, nominees for election as directors. The Company's By-Laws provide, in general, that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting of stockholders at which directors are to be elected only if written notice of such stockholder's intent to make such nomination has been received by the Secretary of the Company not less than 60 nor more than 90 days prior to such meeting. The By-Laws further specify the requirements of such notice. Stockholders wishing to suggest nominees for the Board may address their suggestions in writing to the Secretary of the Company, Stone Container Corporation, 150 N. Michigan Avenue, Chicago, IL 60601.

    The Executive Committee of the Board exercises the power and authority of the Board of Directors as may be necessary during intervals between meetings of the Board of Directors, subject to such limitations as are provided by law, the Company's By-Laws or resolutions of the Board of Directors.

    The members of the Audit, Compensation and Nominating Committees, none of whom is an employee of the Company, and members of the Executive Committee, are indicated under "Nominees for Directors".

CERTAIN TRANSACTIONS

    During 1994, Sunland Sales Company, a Company controlled by Mr. Avery Stone, a nominee for reelection to the Board of Directors, owed the Company $1,291,000 as a result of sales by the Company of kraft paper.

    During 1994, the Company sold to Zenith Electronics Corporation products valued at approximately $5.3 million. Mr. Jerry Pearlman, who is the Chairman and President of Zenith Electronics Corporation, is a nominee for reelection to the Board of Directors.

    During 1994, the Company received a management services fee of $600,000 from Illinois Tool Works, Inc., and sold kraft paper and poly sheeting to Illinois Tool Works, Inc. approximating $3.7 million. In addition, Illinois Tool Works, Inc. sold materials and supplies to the Company approximating $6.4 million. Mr. John Nichols is Chairman and CEO of Illinois Tool Works, Inc. and is a nominee for reelection to the Board of Driectors.

    During 1994, the Company leased equipment from GATX Corporation and its subsidiaries at an annual lease amount of approximately $1.8 million. Mr. James Glasser is Chairman and CEO of GATX Corporation and is a nominee for reelection to the Board of Directors.

    During 1994, the Company sold to McDonald's Corporation retail bags for approximately $3.4 million. Mr. Jack Greenberg, who is the Vice Chairman of the Board and Chief Financial Officer of McDonald's Corporation, is a nominee for election to the Board of Directors.

    During 1984, the Company loaned to Mr. James Doughan, President and Chief Executive Officer of Stone-Consolidated Corporation the amount of $347,250 in connection with Mr. Doughan's relocation to Chicago upon his assuming his duties with the Company. Mr. Doughan subsequently repaid a portion of such loan. In addition, in 1994, Mr. Doughan borrowed $137,482.50 which was subsequently repaid, with interest, on January 20, 1995 in conjunction with Mr. Doughan's move to Montreal to leave an outstanding balance of $275,000. During 1988, the Company made a loan to Mr. James B. Heider, Senior Vice President North American Containerboard, Paper and Pulp Division, in the amount of

$320,000 in connection with his move to Chicago. Mr. Heider has subsequently repaid a portion of such loan; the outstanding balance as of March 1, 1995 was $250,000. Except for Mr. Doughan's 1994 loan, such loans bear no interest and are repayable on demand by the Company. The interest rate imputed on such loans was 4.8% during 1994. Such imputed interest is reported as compensation for these individuals.

    During 1994, Mr. James B. Heider failed to file on a timely basis one report required by Section 16(a) of the Exchange Act with respect to one sale of the Company's Common Stock.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of February 15, 1995, the following persons were known to the Company to own beneficially more than 5% of the outstanding Common Stock of the Company:

                                                NUMBER OF SHARES
                                                 OF COMMON STOCK      PERCENT OF
                                                  BENEFICIALLY       COMMON STOCK
      NAME AND ADDRESS                              OWNED(1)         OUTSTANDING
- ----------------------------------------------  -----------------   --------------
FMR Corporation...............................     14,369,858(2)           15.23%
 82 Devonshire Street,
 Boston, MA 02109
Capital Growth Management Ltd. Partnership....      6,035,100               6.68%
 One International Place,
 Boston, MA 02110
Goldman, Sachs & Co...........................      4,652,173               5.10%
 85 Broad Street,
 New York, NY 10004

- --------------
(1) Information with respect to beneficial ownership is based upon information furnished by each owner.
(2) Includes (i) 3,445,278 shares resulting from the assumed conversion of $39,793,000 principal amount of the Company's 8 7/8% Convertible Senior Subordinated Notes due 2000, (ii) 447,186 shares of common stock resulting from the assumed conversion of $5,165,000 principal amount of the 8 7/8% Convertible Senior Subordinated Notes due 2000 described in (i) and (iii) 59,515 shares of Common Stock resulting from the assumed conversion of $2,020,000 principal amount of the Company's 6 3/4% Convertible Subordinated Debentures due 2007.

SECURITY OWNERSHIP OF MANAGEMENT

    As of March 1, 1995, each of the executive officers named in the Summary Compensation Table, individually, and all directors and executive officers as a group, beneficially owned the following shares of Common Stock of the Company:

                                                 NUMBER OF
                                                 SHARES OF
                                                COMMON STOCK    PERCENT OF
                                                BENEFICIALLY   COMMON STOCK
      NAME                                         OWNED        OUTSTANDING
- ----------------------------------------------  ------------  ---------------
Arnold F. Brookstone..........................      126,668         (a)
James Doughan.................................       48,846         (a)
James B. Heider...............................       43,295         (a)
Morty Rosenkranz..............................       90,005         (a)
Roger W. Stone................................    1,707,087        1.9%(b)
All directors and executive officers as a        11,101,657       12.2%(b)
 group........................................

- --------------
(a)   Does not exceed one percent (1%) of the outstanding Common Stock.

(b) The shares of Common Stock owned by all directors and executive officers as a group include those of Jerome H. Stone and Marvin N. Stone, each of whom is a Founding Director and as such is, pursuant to the Company's By-Laws, entitled to attend and participate at meetings of directors but have no vote. Jerome H. Stone, Marvin N. Stone and Norman H. Stone (deceased) are brothers. Alan Stone and Ira N. Stone are sons of Norman H. Stone. Avery J. Stone and Roger W. Stone are sons of Marvin N. Stone.
      James H. Stone is the son and Richard J. Raskin is the son-in-law of Jerome H. Stone. Matthew S. Kaplan is the son-in-law of Roger W. Stone. The members of the Stone family own an aggregate (but not as a group) of approximately 12,775,000 shares of Common Stock (approximately 14% of the outstanding shares).

                               III. COMPENSATION

    The following table sets forth the compensation paid to, as well as the value of stock awards earned by, the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during the past three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION
                                                                            ----------------------------
                                            ANNUAL COMPENSATION                AWARDS        PAYOUTS
                                 -----------------------------------------  ------------  --------------
                                                                             RESTRICTED     LONG-TERM
                                                                               STOCK      INCENTIVE PLAN
  NAME AND PRINCIPAL POSITION      YEAR         SALARY          BONUS       AWARDS(1)(2)    PAYOUTS(3)
- -------------------------------  ---------  --------------  --------------  ------------  --------------
Roger W. Stone                        1994  $      730,000        --         $  395,604    $        -0-
 Chairman, President and              1993         730,000        --            395,604             -0-
 Chief Executive Officer              1992         730,000        --            389,360         172,150
Morty Rosenkranz                      1994         420,000        --            156,553             -0-
 Executive Vice President             1993         410,000        --            156,545             -0-
                                      1992         391,250        --            154,836          65,340
James Doughan                         1994         407,000   $271,412(4)          n/a(5)            -0-
 President and Chief                  1993         373,000        --            131,000             -0-
 Executive Officer --                 1992         358,000        --            118,856          65,340
 Stone-Consolidated
  Corporation
Arnold F. Brookstone                  1994         322,000        --            104,844             -0-
 Executive Vice President             1993         310,000        --            113,004             -0-
                                      1992         295,000        --            104,295          61,270
James B. Heider                       1994         285,000        --             87,774             -0-
 Senior Vice President                1993         275,000        --             87,770             -0-
                                      1992         253,250        --             87,210          25,300

- --------------
(1) Common Stock awards made under the Long-Term Incentive Plan do not vest until the fifth anniversary of the award.
(2) Dividends on shares of restricted stock will be paid at the same time and at the same rate as dividends on all other shares of the Company's Common Stock. The aggregate number and value of each named executive's restricted stock holdings as of December 31, 1994 are as follows: Mr. Stone, 158,153 shares, $2,747,908; Mr. Rosenkranz, 49,792 shares, $865,136; Mr. Doughan, -0-shares $-0-; Mr. Brookstone, 32,916 shares, $571,916; Mr. Heider, 27,017 shares, $469,420. Mr. Doughan is not eligible to receive restricted stock awards under the Company's Long-Term Incentive Plan.
(3) Cash payouts under the Long-Term Incentive Plan reflected in this column are on account of awards made and earned over the preceding five year period.
(4) In 1994, Mr. Doughan earned a bonus as a result of the operations of Stone-Consolidated Corporation (Stone-Consolidated), the Company's 74.6% owned Canadian subsidiary. The compensation of Mr. Doughan is set by the Compensation Committee of the Board of Directors of Stone-Consolidated, a Canadian public company.
(5) In 1994, Mr. Doughan received 19,904 phantom shares in Stone-Consolidated which at the time of the grant had a fair market value of $15 per share
     (Cdn) for an aggregate value of $298,560 (Cdn). The phantom shares will vest on the fifth anniversary of the grant.

             LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

    The following table sets forth the long-term incentive plan performance unit awards made to each of the named executives in 1994.

                                                               PERFORMANCE OR  ESTIMATED FUTURE PAYOUTS UNDER
                                                                OTHER PERIOD   NON-STOCK PRICE BASED PLANS(1)
                                                                   UNTIL       -------------------------------
                                                   NUMBER OF   MATURATION OR   THRESHOLD   TARGET     MAXIMUM
      NAME                                           UNITS         PAYOUT         ($)        ($)        ($)
- -------------------------------------------------  ----------  --------------  ---------  ---------  ---------

Roger W. Stone...................................      3,956      5 years        197,800    395,600    593,400
Morty Rosenkranz.................................      1,566      5 years         78,300    156,600    234,900
James Doughan....................................     n/a(2)      5 years         n/a(2)     n/a(2)     n/a(2)
Arnold F. Brookstone.............................      1,048      5 years         52,400    104,800    157,200
James B. Heider..................................        878      5 years         43,900     87,800    131,700

- --------------
(1)   Cash payout under the Company's Long-Term Incentive Plan.

(2) Mr. Doughan is not eligible to receive performance units under the Company's Long-Term Incentive Plan. Mr. Doughan is eligible to receive performance units and cash pay-outs under Stone-Consolidated's Long-Term Incentive Plan, which mirrors the mechanics of the Company's Plan. However, the criteria for the payout are dependent upon the targeted performance of Stone-Consolidated. Mr. Doughan received 1,179 performance units which have a range of payments of $149,300 (Cdn), $298,600 (Cdn) and $447,900 (Cdn) for the threshold, target and maximum awards, respectively.

    In  addition  to  the  restricted  stock  awards  reflected  in  the Summary
Compensation Table, the Company's Long-Term Incentive Plan provides for incentive awards to each named executive officer, in the form of performance units, based upon the long-term performance of the Company. Such awards may be earned upon the expiration of the five-year period after the date of award to the extent that the Company has achieved the designated performance measures for such five-year performance cycle. Awards are granted each year based upon each participant's level of responsibility and average salary mid-point level projected as of the end of each five-year performance cycle with awards ranging from 40% to 100% of such salary mid-point. Performance unit awards are payable in cash, if earned, upon the completion of each five-year performance cycle. The targeted performance goal for each performance cycle is realization by the Company of a designated average corporate return on beginning equity. Cash payments (from 0% to 150% of the performance unit award) are then determined by the degree to which the Company attains or exceeds the targeted goal, ranging from a minimum of 88% to a maximum of 133% of such goal. No cash payments will be made if the Company does not achieve at least 88% of such goal. For example, the cash payment, if any, to be paid to a participant under the plan will be in an amount equal to (i) 100% of the value of the performance unit at the time of its award if the Company attains the targeted goal at the end of the performance cycle; (ii) 150% of such value if the Company attains 133% of such targeted goal; (iii) 50% of such value if the Company attains 88% of such targeted goal, or (iv) nothing, if the Company does not attain 88% of its targeted goal.

SALARIED EMPLOYEES RETIREMENT PLAN

    The Stone Container Corporation Salaried Employees Retirement Plan provides for the payment of a monthly pension to retiring salaried employees equal to the larger of (a) 1.67% of his or her average monthly compensation based on the highest 60 consecutive months compensation (within the last 180 months) for each year of service to a maximum of 30 years service, reduced by 3/4 of 1% of the employee's covered compensation under social security or (b) 1% of such average monthly compensation (not greater than $900) for each year of service. This benefit is then reduced, if applicable, by the monthly retirement income that could be provided on an actuarial equivalent basis from the employee's participation in certain previously sponsored retirement plans of the Company. Employees become vested for retirement income benefits after completion of 5 years of service or, if earlier, upon reaching age 65. The payment or accrual in respect of any specified person is not and cannot readily be separately or individually calculated by the actuaries for this defined benefit plan. The following table shows the estimated annual benefits payable upon retirement to persons in specified remuneration and years-of-service classifications.

                               PENSION PLAN TABLE
                ILLUSTRATIVE PROJECTED ANNUAL RETIREMENT BENEFIT
       FOR SELECTED REMUNERATION AND YEARS OF SERVICE CLASSIFICATIONS(A)

                                                                  YEARS OF SERVICE AT RETIREMENT
                                                  ---------------------------------------------------------------
REMUNERATION(B)                                       15           20           25           30           35
- ------------------------------------------------  -----------  -----------  -----------  -----------  -----------
$ 100,000.......................................  $    25,050  $    33,400  $    41,750  $    50,100  $    50,100
  150,000.......................................       37,575       50,100       62,625       75,150       75,150
  200,000.......................................       50,100       66,800       83,500      100,200      100,200
  250,000.......................................       62,625       83,500      104,375      125,250      125,250
  300,000.......................................       75,150      100,200      125,250      150,300      150,300
  400,000.......................................      100,200      133,600      167,000      200,400      200,400
  600,000.......................................      150,300      200,400      250,500      300,600      300,600
  800,000.......................................      200,400      267,200      334,000      400,800      400,800
 1,000,000......................................      250,500      334,000      417,500      501,000      501,000

- --------------
(a) Benefit shown would be reduced by 3/4 of 1% of the retiree's covered compensation under social security while employed by the Company, as defined in the Plan, and would be limited to the extent required by the provisions of the Internal Revenue Code of 1986. Under federal law, an employee's benefits under a qualified pension plan such as the Stone Container Corporation Salaried Employees Retirement Plan are limited to certain maximum amounts. The Company maintains the Stone Container Corporation Excess Benefit Plan, which supplements the benefits of any participant in the qualified pension plan by direct payment of a lump sum or by an annuity, on an unfunded basis, of the amount by which any participant's benefits under the pension plan are limited by law. The table illustrates the amount of annual pension without regard to such limitations for an employee retiring in 1995 calculated on a single life annuity basis.

(b) In estimating the annual benefit it is assumed that the five year average monthly compensation is equal to 1994 earnings.

    The base compensation covered by the Plan includes salary and any bonus earned. Since no bonuses were paid to the individuals named in the summary compensation table for the years 1992, 1993 and 1994, the base compensation covered by the Plan for those years is equal to the amounts set forth in the Salary column of that table. The years of service as of January 1, 1995 for such individuals are: 38.4 for Mr. Stone, 30.9 for Mr. Rosenkranz, 10.9 for Mr. Doughan, 29.7 for Mr. Brookstone and 14.2 for Mr. Heider.

    Mr. James Doughan, President and Chief Executive Officer of Stone-Consolidated, has entered into an agreement with the Company whereby the Company has agreed to pay Mr. Doughan a supplemental retirement benefit commencing when Mr. Doughan attains age 65. The supplemental retirement benefit is computed by taking the difference between $12,500 per month and the amount Mr. Doughan will receive from the Stone Container Corporation Salaried Employees Retirement Plan and, if applicable, the Stone Container Corporation Excess Benefit Plan at age 65. The estimated annual pension benefits to Mr. Doughan if he retires in 1995 would be $12,500 from all sources. Such supplemental monthly benefit will be payable to Mr. Doughan only in the event Mr. Doughan is either an employee of the Company at age 65 or becomes disabled while employed. In the event Mr. Doughan dies either while an employee of Stone or after commencement of such supplemental monthly benefit, his surviving spouse will receive 50% of such supplemental monthly benefit for the remainder of her life.

                           COMPENSATION OF DIRECTORS

    Non-employee directors receive an annual retainer of $25,000 for their services plus $1,000 per meeting for attendance at Board and Board Committee meetings. In addition, the Chairman of the Audit Committee and the Chairman of the Compensation Committee receive an additional $3,000 per year retainer. Under the Company's unfunded deferred director fee plans, a director may elect to defer payment of his director's fees so that payment would be made in ten equal annual installments commencing in the year following the director's retirement from the Board of Directors, plus earnings on the deferred amounts. In addition, the Company maintained a policy pursuant to which it appointed a director with ten or more years service as a director to be a consultant to the Company for a period of five years after retirement from the Board with an annual consulting fee, equal to an annual fee based upon the director's retainer in effect at the date of retirement. On January 23, 1995, this policy was amended to reduce the service requirement to five years of service and to retain the Director as a consultant for the number of years equal to the number of years the Director served on the Board with an annual consulting fee equal to the director's retainer in effect at the date of retirement. The compensation of the members of the Board of Directors will be increased commencing May 9, 1995 by the value of the annual grant of 300 shares of the Company's Common Stock if the stockholders approve the 1995 Long-Term Incentive Plan which is described under "Proposal to Adopt The Long-Term Incentive Plan" of this Proxy Statement.

                      EMPLOYMENT CONTRACTS AND TERMINATION
                OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    The Board of Directors has authorized management to execute continuity contracts for corporate and divisional officers (other than Roger W. Stone) who, with certain exceptions approved by the Board of Directors, have been employed by the Company for at least five years, providing for continuation of salary, bonus (based upon the average bonus for the last three calendar years) and certain fringe benefits, in the event of involuntary termination of employment after a change in control as defined in such continuity contracts, which includes the acquisition by a person or a group other than those which are exempt of 20% or more of the Common Stock of the Company. Payments under these contracts would continue until the earliest of three years from the date of such officer's involuntary termination, age 70, death, disability or an offer of comparable employment. The Company has entered into such contracts with each of the individuals named in the cash compensation table other than Mr. Stone. The amount of such payments to be received by the individuals named in the Summary Compensation Table is dependent upon whether such individual obtains employment elsewhere. Any amounts received by such individual from other employment will offset the payment made pursuant to these contracts.

    The Company entered into consulting agreements in 1974 with each of Messrs. Jerome H. Stone, Marvin N. Stone and Norman H. Stone (deceased), under which each serves or was to serve as a consultant to the Company for a fee of $80,000 per annum during his lifetime and, should he die leaving a widow, $40,000 per annum to such widow during her lifetime. Mr. Norman H. Stone died during 1985 and his widow receives the specified payments. The consulting fees are in addition to the retirement benefits previously noted.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    Roger W. Stone, Chairman of the Board, President and Chief Executive Officer of the Company, serves as a director of Continere Corporation, whose Chairman and Chief Executive Officer, Richard A. Giesen, serves on the Compensation Committee of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The  Compensation  Committee,  consisting  of Mr.  Giesen  as  Chairman, Mr.
Glasser and Mr. Pearlman, has provided the following Board Compensation Committee Report on Executive Compensation.

COMPENSATION POLICY

    Under the direction of the Compensation Committee of the Board of Directors, the Company's executive compensation program is based upon a "pay for performance" philosophy and is designed to attract and retain highly qualified, key executives by offering competitive base compensation supplemented with performance-based incentives linked to corporate performance factors and position within the Company. The three components of the Company's total compensation program for executive officers are (i) base salary, (ii) annual
(short-term) incentive compensation awards and (iii) long-term incentive compensation awards. The total compensation package is designed to be competitive with compensation programs offered to comparable executive officers in a hybrid model group consisting of a pool of executive officers who are currently employed in similar positions in comparable paper companies and with other companies with sales in excess of $1 billion (the "Peer Group"). The Company believes that its total compensation practices will be competitive if the Company performs within the targets established by the Company both on the basis of short-term and long-term goals. The Company did not meet the objectives of its policy in 1994 due to the Company's recent performance.

BASE SALARIES

    All executive officer base salaries are reviewed and adjustments, if any, are approved annually by the Compensation Committee. The Company's executive officers' base salaries are targeted to be in the 50th percentile of the average base salaries of similarly situated executive officers within the Peer Group, and a salary range is established for each position with the midpoint of the range being set at such 50th percentile level. Any adjustment in an executive officer's base salary is made each year based upon an evaluation of individual performance subject to corporate salary budget guidelines and the relationship of current salary level to the midpoint of the applicable salary range. In addition, the Compensation Committee retains the right to take into account factors such as the overall corporate performance in establishing any adjustments. The Company did not achieve the objectives of its policy in 1994 due to the recent performance of the Company.

    In March, 1994, the Compensation Committee reviewed executive officer salaries to consider adjustments thereto. Based upon the Company's current performance and economic conditions, the Committee determined that no adjustments should be made to current salary levels of the CEO. The Compensation Committee did award the other executive officers named in the summary compensation table increases in compensation based upon their individual performance.

SHORT-TERM INCENTIVE AWARDS

    The short-term incentive award component of the Company's executive compensation program is based on the Company's consolidated operating division profits and the Company's consolidated net income for the fiscal year just completed. The program provides for the payment of cash incentive awards to participants to the extent that actual consolidated operating division profits or operating division profits, as applicable and the Company's consolidated net income meet or exceed certain target levels. Early in the calendar year, the Committee establishes targeted consolidated operating division profit at four distinct levels which trigger incentive payouts ranging from 0% to 100%. The target levels are established based upon budgeted consolidated operating division profits for the fiscal year. To the extent that the Company attains a targeted performance level, each participant is entitled to receive a cash incentive award. Such cash awards are based upon the performance level attained and each participant's level of responsibility within the Company, ranging from 40% to 100% of the participant's base salary multiplied by the incentive payout percentage established for the targeted performance level attained. The four levels of targeted profit are competent, commendable, excellent, and distinguished. A participant will earn anywhere from 0% to 100% dependent on the target level attained. In the event, however, that the Company does not have positive consolidated net income for the relevant year all participants will be limited to 2/3 of the maximum payout regardless of the consolidated operating division profits or operating division profits, as applicable. For purposes of the foregoing, consolidated operating division profits is defined as profit prior to interest expense, corporate expenses, non-recurring charges and income taxes.

    No short-term incentive awards were earned in 1994 by the CEO or the executive officers named in the summary compensation table except for Mr. Doughan because the Company failed to attain positive consolidated net income which was the minimum target objective for these individuals. Mr. Doughan earned his 1994 bonus as a result of his position with Stone-Consolidated. Mr. Doughan's compensation is governed by the Compensation Committee of the Board of Directors of Stone-Consolidated.

LONG-TERM INCENTIVE COMPENSATION

    The long-term incentive element of the executive compensation program provides for incentive awards based upon the long-term performance of the Company. Typically, such awards consist of a combination of shares of Common Stock, restricted to preclude sale or transfer for a five-year period, and cash compensation which may be earned upon the expiration of the five-year period to the extent that the Company has achieved the designated performance goals for such performance cycle. Awards are granted based upon each participant's level of responsibility and average salary mid-point level projected through the end of the five-year performance cycle with awards ranging from 40% to 100% of such salary mid-point. One-half of each award is made in restricted stock and one-half is made in performance units payable in cash, if earned, upon the completion of the five-year performance cycle. The targeted performance goal for each performance cycle is realization by the Company of a designated average corporate return on beginning equity. The restricted stock portion of the award is not subject to the attainment of these goals. Cash payments (from 0% to 150% of the performance unit award) are then determined by the degree to which the Company attains or exceeds the targeted goal, ranging from a minimum of 88% to a maximum of 133% of such goal. The current target goal for the participants is a 15% return on equity. No cash payments will be made if the Company does not achieve at least 88% of such goal. For example, the cash payment, if any, to be paid to a participant under the plan will be in an amount equal to (i) 100% of the value of the performance unit at the time of its award if the Company attains the targeted goal at the end of the performance cycle;
(ii) 150% of such value if the Company attains 133% of such targeted goal; (iii) 50% of such value if the Company attains 88% of such targeted goal, or (iv) nothing, if the Company does not attain 88% of its targeted goal.

    There were no performance unit payouts in 1994 to the CEO or any of the executive officers named in the summary compensation table for the five-year period ended December 31, 1993 because the Company did not attain the return on equity target for the five-year cycle. In 1994, the CEO was awarded 39,072 shares of restricted stock for the January 1994 -- December 1999 performance cycle pursuant to the terms of the plan described above. In 1995, the Committee has determined that the long-term incentive element of executive compensation will consist primarily of grants of stock options. The 1995 award will primarily be made under the 1993 Incentive Stock Option Plan. The Compensation Committee intends to provide future grants of stock options to the Company's executives, if the Company's stockholders approve the 1995 Long-Term Incentive Plan to be presented at the 1995 Annual Meeting.

    The limitation on the tax deductibility of executive compensation in excess of $1 million under the Omnibus Budget Reconciliation Act of 1993 may impact the Company. Accordingly, if the taxable compensation of any named individual during any year is reasonably anticipated to exceed $1 million, short-term incentive awards and long-term incentive compensation payments to such individual which are not qualified performance-based compensation will be deferred to the extent necessary until the earlier of (i) the first year in which the payment of the deferred amount (or any portion thereof) would be deductible by the Company or
(ii) the year following the individual's retirement.

                                          COMPENSATION COMMITTEE
                                          Richard A. Giesen -- Chairman
                                          James J. Glasser
                                          Jerry K. Pearlman

                             IV. PERFORMANCE GRAPH

    The following performance graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock (on a dividend reinvested basis utilizing the closing price on December 31, 1989 as the base) with the cumulative total return of the S & P Composite 500 Stock Index and the S & P Paper and Forest Products Composite Index for the period of five years commencing January 1, 1990 and ended December 31, 1994.

                     COMPARISON OF FIVE YEAR TOTAL RETURN*
                 AMONG STONE CONTAINER CORP., S&P 500 INDEX AND
                      S&P PAPER & FOREST PRODUCTS INDEX**

                                      [GRAPH]

                                                                                S&P
                                                                              PAPER &       STONE
                                                                 S&P 500    FOREST PROD   CONTAINER
                                                               -----------  -----------  -----------
1989.........................................................      100.00       100.00       100.00
1990.........................................................       96.89        90.34        50.53
1991.........................................................      126.42       114.59       117.80
1992.........................................................      136.05       131.02        78.87
1993.........................................................      149.76       144.40        45.32
1994.........................................................      151.74       150.46        81.81
Feb 1995.....................................................      161.74       161.90       110.06

               V. PROPOSAL TO ADOPT THE LONG-TERM INCENTIVE PLAN

GENERAL

    The Board of Directors is proposing for stockholder approval the Stone Container Corporation 1995 Long-Term Incentive Plan (the "1995 Plan"). The purposes of the 1995 Plan are (i) to align the interests of the Company's shareholders and recipients of awards under the 1995 Plan by increasing the proprietary interest of such recipients in the Company's growth and success and
(ii) to advance the interests of the Company by attracting and retaining officers, other employees and non-employee directors. Under the 1995 Plan, the Company may grant to officers and other employees non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), stock appreciation rights ("SARs"), restricted stock, bonus stock and performance shares. On the date of each annual meeting of stockholders of the Company, commencing with the 1995 Annual Meeting of Stockholders, 300 shares of Common Stock will be granted automatically to the non-employee directors of the Company immediately following such annual meeting. All employees of the Company and its subsidiaries (approximately 25,000 persons) and 11 non-employee directors are eligible to participate in the 1995 Plan. Reference is made to Exhibit A of this Proxy Statement for the complete text of the 1995 Plan which is summarized below.

STOCKHOLDER VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

    Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR approval of the 1995 Plan. Approval of the 1995 Plan requires the affirmative vote of the majority of the shares of common stock present or represented by Proxy at the annual meeting. Abstentions and broker non-votes will not be counted as votes cast. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STONE CONTAINER CORPORATION 1995 LONG-TERM INCENTIVE PLAN.

DESCRIPTION OF THE 1995 PLAN

    ADMINISTRATION. The 1995 Plan will be administered by a committee of the Board of Directors (the "Committee") consisting of not less than three directors who are not eligible to receive discretionary awards under the 1995 Plan or any other plan of the Company.

    Subject to the express provisions of the 1995 Plan, and except for shares awarded to non-employee directors, the Committee will have the authority to select eligible officers and other employees who will receive awards and determine all of the terms and conditions of each award. Each award will be evidenced by a written agreement containing such provisions not inconsistent with the 1995 Plan as the Committee shall approve. The Committee will also have authority to prescribe rules and regulations for administering the 1995 Plan and to decide questions of interpretation or application of any provision of the 1995 Plan. Except with respect to grants to officers of the Company, the Committee may delegate some or all of its power and authority to administer the 1995 Plan to the Chief Executive Officer or other executive officer of the Company.

    AVAILABLE SHARES. Under the 1995 Plan, the number of shares of Common Stock available for grants of awards, other than incentive stock options, to officers, other employees and non-employee directors in any calendar year will be 1.5% of the outstanding Common Stock as of January 1 of such year beginning January 1, 1995, plus the number of shares which shall have become available for grants of awards, other than incentive stock options, under the 1995 Plan in prior years but which shall not have become subject to such an award in any prior year. The number of shares of Common Stock available for grants of incentive stock options under the 1995 Plan in any calendar year, beginning with calendar year

1995, is 200,000 shares, plus the number of shares which shall have become available for grants of incentive stock options under the 1995 Plan in prior years, but which shall not have become subject to the grant of incentive stock options in any prior year. The number of shares available under the 1995 Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in capitalization. In general, shares covered by an option, SAR or other award that expires or terminates unexercised or is cancelled or forfeited would again be available for awards under the 1995 Plan. The maximum number of shares of Common Stock with respect to which options and SARs may be granted during any calendar year to any participant in the 1995 Plan is 300,000, subject to adjustment as described above.

    CHANGE IN CONTROL. In the event of certain acquisitions of 20% or more of the then outstanding shares of Common Stock, a change in the Board of Directors resulting in the incumbent directors ceasing to constitute at least two-thirds of the Board of Directors, the approval by stockholders of a reorganization, merger or consolidation (unless the Company's stockholders receive 60% or more of the stock of the resulting company) or the approval by stockholders of a liquidation, dissolution or sale of all or substantially all of the Company's assets, all awards will be cashed-out by the Company except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options and SARs will become exercisable in full, all other awards will vest, and each option, SAR and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

    EFFECTIVE DATE, TERMINATION AND AMENDMENT. If approved by stockholders, the 1995 Plan will become effective as of May 9, 1995, the date of approval by the Board of Directors, and will terminate 10 years thereafter, unless terminated earlier by the Board of Directors. The Board of Directors may amend the 1995 Plan at any time except that, without the approval of the stockholders of the Company, no amendment may, among other things (i) increase the number of shares of Common Stock available under the 1995 Plan, (ii) reduce the minimum purchase price of a share of Common Stock subject to an option or the base price of an SAR or (iii) extend the term of the 1995 Plan.

    NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The period for the exercise of a non-qualified stock option or SAR, the exercise price of an option and the base price of an SAR will be determined by the Committee, provided that, in either case, the price may not be less than the fair market value of the Common Stock on the date of grant. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

    In the event of termination of employment of a holder of a non-qualified stock option or SAR for any reason other than for retirement on or after age 55, disability, death, voluntary termination by such holder or termination by the Company for cause, each non-qualified stock option and SAR will be exercisable only to the extent that such option or SAR is exercisable on the effective date of such termination and may thereafter be exercised after the date of such termination until the earlier of the date set forth in the agreement relating to such option or SAR and the expiration of such option or SAR. In the event of termination of employment by reason of retirement on or after age 55, disability or death, each non-qualified stock option and SAR will become fully exercisable and may thereafter be exercised by such holder or such holder's executor, administrator or similar person until the earlier of the date set forth in the agreement relating to such option or SAR and the expiration of such option or SAR. In the event of voluntary termination of employment by the holder of a non-qualified stock option or SAR or the involuntary termination of employment of such holder by the Company for cause, each non-qualified stock option and SAR will terminate on the date of such termination of employment. If the holder of a non-qualified stock option or SAR dies during the period of exercisability of such option or SAR following termination of employment for any reason other than voluntary termination or termination for cause, each non-qualified stock option or SAR will be exercisable only to the extent that such option or SAR was exercisable on the date of such holder's death and may thereafter be exercised until the earlier of the date set forth in the agreement relating to such option or SAR and the expiration of such option or SAR.

    INCENTIVE STOCK OPTIONS. No incentive stock option will be exercisable more than 10 years after its date of grant, and in the case of a recipient of an incentive stock option who owns more than 10 percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), the option must be exercised within five years of its date of grant. The option exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option and, in the case of a recipient of an incentive stock option who is a ten percent holder, the option exercise price will be the price required by the Code, currently 110% of fair market value. To the extent that the aggregate fair market value of Common Stock with respect to which an incentive stock option is exercisable for the first time by any individual during a calendar year exceeds $100,000, such option is treated as a non-qualified stock option. In the event of termination of employment of a holder of an incentive stock option by reason of retirement on or after age 55, such option (including any related tandem SAR) will become fully exercisable and may thereafter be exercised until the earlier of three months after such retirement and the expiration of such incentive stock option or SAR. In the event of termination of employment of a holder of an incentive stock option by reason of permanent and total disability (as defined in section 22(e)(3) of the Code), such option (including any related tandem SAR) will become fully exercisable and may thereafter be exercised until the earlier of one year (or such shorter period set forth in the agreement relating to such option or SAR) after such termination and the expiration of such incentive stock option or SAR. In the event of termination of employment by reason of death, each incentive stock option (including any related tandem SAR) will become fully exercisable and may thereafter be exercised by such holder's executor, administrator or similar person until the earlier of the date set forth in the agreement relating to such option or SAR and the expiration of such option or SAR. In the event of voluntary termination of employment by the holder of an incentive stock option or the involuntary termination of employment of such holder by the Company for cause, each incentive stock option (including any related tandem SAR) will terminate on the date of such termination of employment. In the event of a termination of employment for any reason other than retirement on or after age 55, permanent and total disability, death, cause or voluntary termination, each incentive stock option (including any related tandem SAR) will be exercisable only to the extent such option or SAR is exercisable on the effective date of such termination and may thereafter be exercised until the earlier of three months after such termination and the expiration of such incentive stock option or SAR. If the holder of an incentive stock option dies during the one-year period following termination of employment and such termination was by reason of permanent and total disability, or during the three- month period following termination of employment for any reason other than permanent and total disability, death, cause or voluntary termination, each incentive stock option (including any related tandem SAR) will be exercisable only to the extent such option or SAR is exercisable on the date of the holder's death and may thereafter be exercised until the earlier of the date set forth in the agreement relating to such option or SAR and the expiration of such option or SAR.

    BONUS STOCK AND RESTRICTED STOCK AWARDS. The 1995 Plan provides for the grant of (i) bonus stock awards, which are vested upon grant, and (ii) stock awards which may be subject to a restriction period ("restricted stock"). An award of restricted stock may be conditioned upon, or subject to, attainment of preestablished performance measures. If a restricted stock award is tied to performance measures, the fair market value of the Common Stock subject to such an award granted to a "covered employee" within the meaning of Section 162(m) of the Code will not exceed $2,000,000 at the time the performance measures are satisfied, if such a limitation is necessary to ensure the deductibility of the award. Shares of restricted stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or, if the restricted stock is subject to performance measures, if such performance measures are not attained during the restriction period; provided, however, that in the event of termination of employment, any cancellation or forfeiture of the portion of a restricted stock award which is then subject to a restriction period will be subject to the terms set forth in the agreement relating to such award. Unless otherwise determined by the Committee, the holder of a restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock.

    PERFORMANCE SHARE AWARDS. The 1995 Plan also provides for the grant of performance shares. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of Common Stock, which may be restricted stock, or the fair market value of such performance share in cash. Prior to the settlement of a performance share award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to the award. Performance shares will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the applicable performance period; provided, however, that in the event of termination of employment, any cancellation or forfeiture of the portion of a performance share award which is then subject to a performance period will be subject to the terms set forth in the agreement relating to such award. If an employee who has been granted a Performance Share Award is a "covered employee" within the meaning of Section 162(m) of the Code at the time of settlement of such award, the maximum amount payable under such award shall be $2,000,000.

    PERFORMANCE MEASURES. Under the 1995 Plan, the vesting or payment of performance share awards and the vesting of certain awards of restricted stock will be subject to the satisfaction of certain performance measures. All officers and other employees are eligible to be selected by the Committee to receive such awards. The performance measures applicable to a particular award will be determined by the Committee. No such awards are currently outstanding and, no performance measures have been designated by the Committee. Under the 1995 Plan, such performance measures may be one or more of the following: Common Stock value, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flow, cost reduction measures or any combination of the foregoing. If the performance measure or measures applicable to a performance share award is satisfied, the holder of the award would receive either (i) the number of shares of Common Stock equal to the performance shares subject to the award or (ii) the number of performance shares subject to such award multiplied by (i) the closing sale price of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions at the time the performance shares vest. In the case of restricted stock awards which are subject to one or more performance measures, the amount of compensation would equal the number of shares of restricted stock subject to such award multiplied by the value of a share of Common Stock at the time such restricted stock vests.

    NON-EMPLOYEE DIRECTOR SHARES. Under the 1995 Plan, on May 9, 1995 (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a non-employee director after such meeting of stockholders shall be granted 300 shares of Common Stock (which amount shall be pro-rated if such non-employee director is first elected or begins to serve as a non-employee director on a date other than the date of an annual meeting of stockholders). The annual amount of shares awarded shall be subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in capitalization.

    FEDERAL  INCOME TAX CONSEQUENCES.   The following is a  brief summary of the
U.S. federal income tax consequences of awards made under the 1995 Plan.

    STOCK OPTIONS. A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non- qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an Incentive Stock Option. If the shares acquired by exercise of an Incentive Stock Option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

    SARS. A participant will not recognize any taxable income upon the grant of an SAR. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of an SAR equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction.

    RESTRICTED STOCK. A participant will not recognize taxable income at the time of the grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent the limit of section 162(m) of the Code applies. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the limit of section 162(m) of the Code applies.

    BONUS STOCK. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in respect of awards of shares of bonus stock at the time such shares are transferred in an amount equal to the then fair market value of such shares and the Company will be entitled to a corresponding deduction, except to the extent the limit of section 162(m) of the Code applies.

    PERFORMANCE SHARES. A participant will not recognize taxable income upon the grant of performance shares and the Company will not be entitled to a tax deduction at such time. Upon the settlement of performance shares, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the limit of section 162(m) of the Code applies.

    NON-EMPLOYEE DIRECTOR SHARES. Each non-employee director will recognize compensation taxable as ordinary income in respect of shares of Common Stock awarded at the time such shares are transferred in an amount equal to the then fair market value of such shares, and the Company will be entitled to a corresponding deduction.

    SECTION 162(M) OF THE CODE. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers. However, certain types of compensation paid to such executives are not subject to the $1 million deduction limit. One such type is "qualified performance-based" compensation. Qualified performance-based compensation must satisfy all the following requirements: (i) compensation must be payable solely on account of the attainment of preestablished objective performance measures, (ii) the performance measures must be determined by a committee consisting solely of two or more "outside directors," (iii) the material terms under which the compensation is to be paid, including the performance measures, must be approved by a majority of the corporation's stockholders, and (iv) the committee administering the plan must certify that the applicable performance measures were satisfied before payment of any performance-based compensation is made. The Committee will consist solely of "outside directors" as defined for purposes of section 162(m) of the Code. As a result, and based on certain proposed regulations published by the Internal Revenue Service, certain compensation under the 1995 Plan, such as that payable with respect to options and certain SARs, is not expected to be subject to the $1 million deduction limit under section 162(m) of the Code, but other compensation payable under the 1995 Plan, such as grants of Bonus Stock and Restricted Stock with restrictions not based upon attainment of performance measures, is expected to be subject to such limit.

    The following table sets forth the number of shares of Common Stock which would be granted to the indicated persons or groups if the 1995 Plan is approved by stockholders.

                         1995 LONG-TERM INCENTIVE PLAN

NAME AND POSITION                                            DOLLAR VALUE   NUMBER OF SHARES
- -----------------------------------------------------------  ------------  -------------------
All Non-Employee Directors as a Group
 (11 persons)..............................................   $  75,488*            3,300

- --------------
* Based on the closing price of Common Stock on March 31, 1995, as reported in THE WALL STREET JOURNAL as New York Stock Exchange Composite Transactions.

   VI. PROPOSAL TO ADOPT THE KEY EXECUTIVE OFFICER SHORT-TERM INCENTIVE PLAN

GENERAL

    The Key Executive Officer Short-Term Incentive Plan (the "Plan") is an annual bonus plan designed to provide certain senior managers of the Company or its subsidiaries who have been designated as "Key Executive Officers" with incentive compensation based upon the achievement of preestablished performance measures. The Board believes that an annual incentive plan is an important vehicle to measure the yearly performance of executives and to reward the executives for the actual results achieved during the year. Presently, there are approximately 15 employees who will be eligible to be selected to participate in the Plan. Subject to stockholder approval of the Plan, only the individuals named in the compensation table will be selected to participate in the Plan for 1995. Reference is made to Exhibit B to this Proxy Statement for the complete text of the Plan which is summarized below.

STOCKHOLDER VOTE REQUIRED AND BOARD OF DIRECTOR RECOMMENDATION

    Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR approval of the Plan. Approval of the Plan requires the affirmative vote of the majority of the shares of Common Stock present or represented by Proxy at the annual meeting. Abstentions and broker non-votes will not be counted as votes cast. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STONE CONTAINER CORPORATION KEY EXECUTIVE OFFICER SHORT-TERM INCENTIVE PLAN.

DESCRIPTION OF THE PLAN

    The Plan is designed to comply with the exception for qualified performance-based compensation under Section 162(m) of the Code, which limits the tax deductibility by the Company of compensation paid to officers named in the Proxy Statement in excess of $1 million. Because the Company's Short Term Incentive Plan ("STIP") may not comply with Section 162(m) of the Code, the Plan will allow the Committee to designate certain of the senior managers as participants in the Plan rather than the STIP and thereby maintain the deductibility by the Company of compensation paid to these managers under the Plan. The Board intends to modify other plans where practical to comply with the legislation and maintain the deductibility of executive compensation.

    Under the Plan, for each calendar year ("Award Year"), the Committee will set a target award dollar amount for each manager designated a Key Executive Officer by the Committee. A Key Executive Officer's target award may not exceed 150% of the officer's annual base salary and in no event shall exceed $2,000,000. The Committee will also establish performance measures in accordance with the Plan. The performance measures may relate to a particular area of the business for which the participant is responsible, to the Company as a whole, or a combination of both. The Committee will establish a payout table which will determine the amount payable based upon the achievement of the predetermined performance measures.

    The   performance  measures  may  include  one  or  more  of  the  following performance measures for an Award Year:

a. Financial performance of the Company and its consolidated subsidiaries. Such financial performance may only include net income and/or operating earnings.

b. Attainment of certain value of a share of Common Stock for a specified period of time, earnings per share, return on equity, return to stockholders including dividends, cash flow, market share, cost reduction goals, revenues, earnings of the Company or any combination of the foregoing.

The Target Awards, payout table and performance measures will be determined on or before March 31 of each year.

    After the end of the calendar year, the Committee will review the performance measures and determine the percentages of the Target Awards which will be paid out under the Plan in accordance with the payout tables established by the Committee. The performance measures, to the extent appropriate, may be adjusted to compensate for extraordinary changes which may have occurred during the year, including extraordinary items, accounting changes, income from discontinued operations, and the impact of material events that have been publicly disclosed.

    If the Plan had been in effect for 1994, none of the individuals listed in the compensation table would have received an award.

    Notwithstanding any provision in the Plan to the contrary, the Plan may only be operated in a manner that would allow all awards under the Plan to be deductible by the Company under Section 162(m) of the Code.

                           VII. INDEPENDENT AUDITORS

    The Board of Directors has upon recommendation of its Audit Committee selected the certified public accounting firm of Price Waterhouse LLP as independent auditors of the accounts of the Company for the year ending December 31, 1995. Price Waterhouse LLP served as independent auditors of the Company during the past fiscal year. Price Waterhouse LLP has advised the Company that neither it, nor any of its partners, has or has had any direct or indirect financial interest in the Company or any of its subsidiaries. It is expected that a representative of Price Waterhouse LLP will be present at the Annual Meeting of Stockholders. Such representative may make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                         VIII. DISCRETIONARY AUTHORITY

    While the notice of the Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, management is not aware of any matters to be presented for action by the stockholders at the meeting other than as set forth in this Proxy Statement. The enclosed Proxy gives discretionary authority, however, in the event that any additional matters should be presented.

                IX. COST OF SOLICITATION; STOCKHOLDER PROPOSALS

    The Company will bear the costs of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

    Stockholders are referred to the Company's Annual Report for the fiscal year ended December 31, 1994 which has been mailed to stockholders, for financial and other information about the activities of the Company for such fiscal year. The Annual Report is not to be deemed incorporated in the Proxy Statement nor is it to be deemed a part of the proxy solicitation material. In addition, D.F. King & Co., Inc., 77 Water Street, New York, NY 10005 has been engaged to solicit proxies for the Company. The anticipated fees of D.F. King & Co., Inc. are $7,500 plus certain expenses.

    Under the rules of the Securities and Exchange Commission (the "SEC"), in order to be considered for inclusion in the Company's Proxy Statement for the 1996 Annual Meeting of Stockholders (to be held May 14, 1996), a stockholder proposal must be received by the Secretary of the Company at the offices of the Company at 150 N. Michigan Avenue, Chicago, IL 60601-7568 no later than the close of business on December 15, 1995, as well as meet other SEC requirements. In addition, the Company's By-Laws provide, in general, that any stockholder who proposes to bring any item of business before an annual meeting of stockholders must be a stockholder entitled to vote at such meeting and written notice of such business must have been received by the Secretary of the Company, not less than 60 nor more than 90 days prior to such annual meeting, except as provided by the By-Laws.

    By order of the Board of Directors.

                                                    Leslie T. Lederer
Chicago, Illinois -- April 7, 1995

                                   EXHIBIT A
                          STONE CONTAINER CORPORATION
                         1995 LONG-TERM INCENTIVE PLAN
                                I. INTRODUCTION

    1.1 PURPOSES. The purposes of the 1995 Long-Term Incentive Plan (the "PLAN") of Stone Container Corporation (the "COMPANY") and its subsidiaries from time to time (individually a "SUBSIDIARY" and collectively the "SUBSIDIARIES") are to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and other employees and other persons who are not officers or employees of the Company for services as directors of the Company. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

    1.2  CERTAIN DEFINITIONS.

    "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

    "BOARD" shall mean the Board of Directors of the Company.

    "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

    "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

    "CAUSE" shall have the meaning set forth in Section 2.3(d).

    "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).

    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" shall mean the Committee designated by the Board, consisting of three or more members of the Board, each of whom shall be (i) a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transition rules applicable to the definition of outside director.

    "COMMON STOCK" shall mean the common stock, $.01 par value, of the Company.

    "COMPANY" shall mean Stone Container Corporation and any successor thereto.

    "DISABILITY" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

    "EXEMPT PERSON" shall mean any lineal descendant of Joseph H. Stone.

    "FAIR MARKET VALUE" shall mean the closing sale price of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined, or, if the Common Stock is not listed on the New York Stock Exchange, the closing sale price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported sale for such date, on the next preceding date for which a sale was reported; provided that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

    "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock with respect to which such SARs are exercised.

    "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

    "INCUMBENT BOARD" shall have the meaning set forth in Section 6.8(b)(2).

    "MATURE SHARES" shall mean shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

    "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

    "NON-QUALIFIED STOCK OPTION" shall mean a stock option which is not an Incentive Stock Option.

    "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, or (ii) as a condition to the grant of a Restricted Stock Award, or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of payment or receipt of shares with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures shall be established by the Committee no later than the end of the first quarter of the Performance Period (or such other time designated by the Internal Revenue Service).

    "PERFORMANCE PERIOD" shall mean a period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

    "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

    "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under the Plan.

    "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

    "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period.

    "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

    "RESTRICTION PERIOD" shall mean a period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

    "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

    "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

    "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Qualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

    "TAX DATE" shall have the meaning set forth in Section 6.5.

    "TEN PERCENT HOLDER" shall have the meaning set forth in Section 2.1(a).

    1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible officers and other employees of the Company and its Subsidiaries: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Qualified Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible officers and other employees for participation in this Plan and determine the form, amount and timing of each award and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award, the ability to defer any payment of an award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

    The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an award under this Plan, or the terms of such award, to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

    No  member of  the Board  of Directors or  Committee, and  neither the Chief
Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation or By-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

    A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

    1.4 ELIGIBILITY. All employees, including officers of the Company and its Subsidiaries are eligible to participate in this Plan. Participants in this Plan shall consist of such officers or other employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time or as may be selected pursuant to delegated authority in accordance with
Section 1.3. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall be eligible to participate in this plan in accordance with Article V.

    1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 6.7, the total number of shares of Common Stock available for grants of all awards under this Plan in any calendar year, other than Incentive Stock Options, shall be one and one-half percent (1.5%) of the outstanding Common Stock as of January 1 of such year beginning January 1, 1995, plus the number of shares of Common Stock which shall have become available for grants of awards under this Plan, other than Incentive Stock Options, in any and all prior calendar years, but which shall not have become subject to the grant of such awards in any prior year. Subject to adjustment as provided in Section 6.7, the total number of shares of Common Stock available for grants of Incentive Stock Options in any calendar year, beginning with calendar year 1995, shall be 200,000 shares, plus the number of shares of Common Stock which shall have become available for grants of Incentive Stock Options under this Plan in any and all prior calendar years, but which shall not have become subject to the grant of Incentive Stock Options in any prior year.

    Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

    To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any calendar year to any person shall be 300,000, subject to adjustment as provided in Section 6.7.

                II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Qualified Stock Option. Each option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) set forth in the Code, such options shall constitute Non-Qualified Stock Options.

    Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a) NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "TEN PERCENT HOLDER"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

        (b) OPTION PERIOD AND EXERCISABILITY. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

        (c) METHOD OF EXERCISE. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) in Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

    2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

    SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a) NUMBER OF SARS AND BASE PRICE. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted and the base price thereof shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR or an SAR granted in tandem with, or by reference to, a Non-Qualified Stock Option shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

        (b) EXERCISE PERIOD AND EXERCISABILITY. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 6.10.

        (c) METHOD OF EXERCISE. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

   2.3 TERMINATION OF EMPLOYMENT. (a) DISABILITY. Subject to paragraph (f) below and Section 6.8 and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be fully exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date set forth in the Agreement relating to such option or SAR after the effective date of such holder's termination of employment and (ii) the expiration date of the term of such option or SAR.

        (b) RETIREMENT. Subject to paragraph (f) below and Section 6.8 and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 55, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date set forth in the Agreement relating to such option or SAR after the effective date of such holder's termination of employment and (ii) the expiration date of the term of such option or SAR.

        (c) DEATH. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earlier to occur of (i) the date set forth in the Agreement relating to such option or SAR after the date of death and (ii) the expiration date of the term of such option or SAR.

        (d) OTHER TERMINATION. If the employment with the Company of the holder of an option or SAR is terminated by the Company for Cause or is voluntarily terminated by such holder, each option and SAR held by such holder shall terminate automatically on the effective date of such holder's termination of employment. "Cause" shall mean any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company or any of its Subsidiaries, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company or any of its Subsidiaries.

        Subject to paragraph (f) below and Section 6.8 and unless specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 55, death, Cause or voluntary termination, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date set forth in the Agreement relating to such option or SAR after the effective date of such holder's termination of employment and (ii) the expiration date of the term of such option or SAR.

        (e)   DEATH FOLLOWING  TERMINATION OF EMPLOYMENT.   Subject to paragraph
    (f) below and Section 6.8 and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the period of exercisability of such option or SAR following termination of employment for any reason other than death, disability or retirement after age 55, Cause or voluntary termination, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earlier to occur of (i) the date set forth in the Agreement relating to such option or SAR after the date of death and (ii) the expiration date of the term of such option or SAR.

        (f)  TERMINATION OF EMPLOYMENT --  INCENTIVE STOCK OPTIONS.  Subject  to
    Section 6.8, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be fully exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment and (ii) the expiration date of the term of such Incentive Stock Option.

        Subject to Section 6.8, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of retirement on or after age 55, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be fully exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or holder's legal representative or similar person) until the earlier to occur of (i) the date which is three months after the effective date of such holder's termination of employment and (ii) the expiration date of the term of the Incentive Stock Option.

        Subject to Section 6.8, if the employment with the Company of the holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earlier to occur of (i) the date set forth in the Agreement relating to such option or SAR after the date of death and (ii) the expiration date of the term of such Incentive Stock Option.

        If the employment with the Company of the holder of an Incentive Stock Option is terminated by the Company for Cause or is voluntarily terminated by such holder, each Incentive Stock Option held by such holder shall terminate automatically on the effective date of such holder's termination of employment. If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, retirement on or after age 55, death, Cause or voluntary termination, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date which is three months after the effective date of such holder's termination of employment and (ii) the expiration date of the term of the Incentive Stock Option.

        If the holder of an Incentive Stock Option dies during the one-year period following termination of employment by reason of Permanent and Total Disability, or if the holder of an Incentive Stock Option dies during the three-month period following termination of employment for any reason other than Permanent and Total Disability, Cause or voluntary termination, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be exercisable only to the extent such option is exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person until the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such Incentive Stock Option.

                               III. STOCK AWARDS

    3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. Grants of Restricted Stock Awards may be conditioned upon the attainment of Performance Measures. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

    3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

        (b) VESTING AND FORFEITURE. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of the Company during the specified Restricted Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period.

        Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

        (c) SHARE CERTIFICATES. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

        (d) RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

        (e) AWARDS TO CERTAIN EXECUTIVE OFFICERS. Notwithstanding any other provision of this Article III, and only to the extent necessary to ensure the deductibility of the award to the Company, the Fair Market Value of the number of shares of Common Stock subject to a Restricted Stock Award granted to a "covered employee" within the meaning of Section 162(m) of the Code shall not exceed $2,000,000 (i) at the time of grant in the case of an award granted upon the attainment of Performance Measures and (ii) the earlier of
    (x) the date on which restrictions lapse in the case of a Restricted Stock Award with restrictions which lapse upon the attainment of Performance Measures, and (y) the date the holder makes an election under Section 83(b) of the Code.

    3.3   TERMINATION OF EMPLOYMENT.   Subject to Section  6.8, all of the terms
relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock

Award, or any cancellation or forfeiture of such Restricted Stock Award upon a termination of employment with the Company of the holder of such Restricted Stock Award, whether by reason of Disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Restricted Stock Award.

                          IV. PERFORMANCE SHARE AWARDS

    4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

    4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a) NUMBER OF PERFORMANCE SHARES AND PERFORMANCE MEASURES. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

        (b) VESTING AND FORFEITURE. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

        (c) SETTLEMENT OF VESTED PERFORMANCE SHARE AWARDS. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

        (d) AWARDS TO CERTAIN EXECUTIVE OFFICERS. Notwithstanding any other provision of this Article IV, and only to the extent necessary to ensure deductibility of any payment under an award made by the Company, the maximum amount payable upon the attainment of the Performance Measures applicable to an award granted to any employee who is a "covered employee" within the meaning of Section 162(m) of the Code at the time of such payment shall be $2,000,000.

    4.3 TERMINATION OF EMPLOYMENT. Subject to Section 6.8, all of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any cancellation or forfeiture of such Performance Share Award upon a termination of employment with the Company of the holder of such Performance Share Award, whether by reason of Disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Performance Share Award.

                V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

    5.1   ELIGIBILITY.   Each Non-Employee  Director shall be  granted shares of
Common Stock in accordance with this Article V.

    5.2 AWARDS OF SHARES. Subject to Section 6.7, on May 9, 1995 (or, if later, on the date on which a person is first elected or begins to serve as a Non-Employee Director other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a Non-Employee Director after such meeting of stockholders shall be granted 300 shares of Common Stock (which amount shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders).

                                  VI. GENERAL

    6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1995 annual meeting of stockholders, shall become effective as of the date of approval by the Board. This Plan shall terminate 10 years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

    Awards hereunder may be made at any time on or after the effective date, and prior to the termination, of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

    6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available for issuance under this Plan (subject to Section 6.7), (b) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR, (c) effect any change inconsistent with
Section 422 of the Code or (d) extend the term of this Plan; provided further that, subject to Section 6.7, the number of shares of Common Stock to be awarded to Non-Employee Directors pursuant to Article V, the date of the award of such shares and the category of persons eligible to be awarded such shares shall not be amended more than once every six months, other than to comply with changes in the Code or ERISA, or the rules and regulations thereunder. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

    6.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

    6.4 NON-TRANSFERABILITY OF STOCK OPTIONS, SARS AND PERFORMANCE SHARES. No option, SAR or Performance Share shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such award. Each option, SAR or Performance Share may be exercised or settled during the participant's lifetime only by the holder or the holder's guardian, legal representative or similar person. Except as permitted by the second preceding sentence, no option, SAR or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR or Performance Share, such award and all rights thereunder shall immediately become null and void.

    6.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "TAX DATE"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or
(ii)  the holder may satisfy any such  obligation by any of the following means:
(A) a cash payment to the Company, (B) delivery to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses
(B)-(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

    6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of

Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

    6.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number of shares of Common Stock to be awarded to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price, other than an increase resulting from rounding. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being
(i) available under this Plan, such fractional security shall be disregarded, or
(ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

    6.8  CHANGE IN CONTROL.

    (a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARS shall immediately become exercisable in full,
    (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share shall be deemed to be satisfied at the maximum level and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or base price.

    (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to

Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be cancelled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section (b)(1) or
(2) below or within ten days of the approval of the stockholders of the Company contemplated by Section (b)(3) or (4) below, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

    (b)  "CHANGE IN CONTROL" shall mean:

        (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by the Company, (C) any acquisition by an Exempt Person, (D) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (E) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and
    (iii) of subsection (3) of this Section 6.8(b) shall be satisfied; provided further, that for purposes of clause (B), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the

    Company) shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or 20% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

        (2) individuals who, as of the date hereof, constitute the Board of Directors (the "INCUMBENT BOARD") cease for any reason to constitute at least two-thirds of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least two-thirds of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

        (3) approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, an Exempt Person, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation or 20% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization, merger or consolidation; or

        (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, an Exempt Person, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock thereof or 20% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the Board of Directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

    6.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

    6.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

    6.11 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

    6.12 APPROVAL OF PLAN. This Plan and all awards made hereunder shall be null and void if the adoption of this Plan is not approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1995 annual meeting of stockholders.

                                   EXHIBIT B
                          STONE CONTAINER CORPORATION
                KEY EXECUTIVE OFFICER SHORT-TERM INCENTIVE PLAN

    1. PURPOSE. The purpose of the Stone Container Corporation Key Executive Officer Short-Term Incentive Plan (the "Plan") is to provide certain designated persons in senior management positions with Stone Container Corporation (the "Company") or its subsidiaries (all such persons hereinafter referred to as "Key Executive Officers") with incentive compensation based upon the achievement of preestablished performance measures to assure that such compensation is not denied deductibility pursuant to Section 162(m) of the Internal Revenue Code ("Code").

    2. AWARDS. The Compensation Committee ("Committee") may make awards to Key Executive Officers eligible for awards under the Plan in each calendar year with respect to such year ("Award Year"). Awards shall be paid in cash in the calendar year following the Award Year, beginning in 1996 with respect to Award Year 1995.

    The Committee shall approve a target award for each Key Executive Officer eligible for awards under the Plan for each Award Year it intends to make awards. Target Awards shall be approved prior to March 31 of the Award Year. A Key Executive Officer's target award shall not exceed 150% of such Key Executive Officer's annual base salary of the Award Year and shall in no event exceed $2,000,000. Utilizing a payout table(s) preestablished by the Committee, a percentage of the target award for each Award Year will be determined by the Committee for each eligible Key Executive Officer based upon achievement of levels during such Award Year of performance measures. Such payout table(s) and performance measures shall be established in writing by the Committee prior to March 31 of the Award Year. The Committee shall certify in writing that the performance goals have been satisfied before payment of any award.

    The award made to an individual Key Executive Officer may be less (including no award) than the target award. The Committee shall be precluded from increasing the target award but may apply its discretion to reduce or eliminate such award.

    The performance goals that are preestablished by the Committee and upon which the target awards referred to above shall be based upon, as the Committee deems appropriate, one or more of the following performance measures for the Award Year:

        a. Financial performance of the Company, and its consolidated subsidiaries. Such financial performance may only include net income (i.e., percentage of net income commitment achieved after adjustment in accordance with Section 4 hereof) and/or operating profits (i.e., controllable operating where controllable operating profit is defined as earnings before interest and income taxes effective at the marginal rate, plus depreciation, amortization of intangibles).

        b. Attainment of certain value of a share of Common Stock for a specified time, earnings per share, return on equity, return to stockholders including dividends, cash flow, market share, cost reduction goals, revenues, earnings of the Company or any combination of the foregoing.

    3.  ELIGIBILITY.

        a. Employees of the Company or subsidiary thereof who are designated by the Committee prior to March 31 following the Award Year are the Key Executive Officers eligible for awards under the Plan; provided that the employee had at least three months of active service during the Award Year. Employees are not rendered ineligible by reason of being a member of the Board.

        b. The target award applicable to an individual otherwise eligible for awards under the Plan for an Award Year shall be prorated over the Award Year or the individual shall be ineligible for an award, as follows:

   (1)     retirement                              prorate to date of retirement
   (2)     resignation                             no award
   (3)     death during an Award Year              prorate to date of death
           dismissal during or after an Award
   (4)     Year                                    at the discretion of the Committee

    4. ADJUSTMENTS. In order to assure the incentive features of the Plan and to avoid distortion in the operation of the Plan, the Committee may make adjustments in the criteria established for any Award Year, whether before or after the end of the Award Year to compensate for or reflect any extraordinary changes which may have occurred during the Award Year which alter the basis upon which performance levels were determined. Such changes include the following: extraordinary items, accounting changes, income from discontinued operations, and the impact of material events that have been publicly disclosed. Notwithstanding anything to the contrary, the Committee shall not make any adjustment which would increase the award to any covered employee within the meaning of Section 162(m) of the Code if such adjustment would render any amount payable to such "covered employee " nondeductible under Section 162(m) of the Code.

    5.  OTHER CONDITIONS.

        a. No person shall have any claim to be granted an award under the Plan and there is no obligations for uniformity of treatment of eligible employees under the Plan. Awards under the Plan may not be assigned or alienated.

        b. Neither the Plan nor any action taken hereunder shall be construed as giving to any employee the right to be retained in the employ of the Company or any Subsidiary thereof.

        c. The Company or Subsidiary thereof, as applicable, shall have the right to deduct from any award to be paid under the Plan any federal, state or local taxes required by law to be withheld with respect to such payment.

        d. Unless otherwise provided by the Committee, awards under the Plan shall be included in determining benefits under any qualified pension, retirement, savings, disability, death, or other benefit plans of the Company except where required by law or any such Plan.

    6. DESIGNATION OF BENEFICIARIES. An eligible participant may designate pursuant to the Stone Container Corporation Rules for Employee Beneficiary Designations as may hereafter be amended from time to time ("Rules"), which Rules shall apply hereunder and are incorporated herein by this reference, a beneficiary or beneficiaries to receive in case of the participant's death all or part of the awards which may be made to the participant under the Plan. A designation of beneficiary may be replaced by a new designation or may be revoked by the participant at any time. A designation or revocation shall be on a form to be provided for the purpose and shall become effective only when filed with the Company during the participant's lifetime with written acknowledgment of receipt from the Company. In case of the participant's death, an award will be made under the Plan with respect to such designation of beneficiary or beneficiaries. Any award made to a participant who is deceased and not subject to such a designation shall be distributed in accordance with the Rules.

    7.  PLAN ADMINISTRATION.

        a. The Committee shall have full power to administer and interpret the Plan and to establish rules for its administration; provided, however, not withstanding any other provision of the Plan that might appear to provide to the contrary, the Plan shall be operated in such manner that awards paid pursuant to the Plan shall not be subject to loss of deductibility allowed pursuant to Section 162(m) of the Code. Awards under the Plan shall be conclusively determined by the Committee. The Committee in making any determination under or referred to in the Plan shall be entitled to rely on opinions, reports or statements of officers or employees of the Company and/or of any subsidiary thereof and of counsel, public accountants and other professional or expert persons.

        b. The Plan shall be governed by the laws of the State of Illinois and applicable Federal law.

    8. MODIFICATION OR TERMINATION OF PLAN. The Board may modify or terminate the Plan at any time to be effective at such date as the Board may determine. The Committee shall be authorized to make changes to the Plan that are consistent with the purpose of the Plan or changes to comply with government regulations. A modification may affect present and future eligible employees.

   [LOGO]
      STONE CONTAINER CORPORATION
           150 North Michigan Avenue
           Chicago, IL 60601-7568

T his entire document is printed on paper with recycled content. The entire report is uncoated free sheet paper produced by Stone-Consolidated's Wayagamack mill in Trois-Rivieres, Quebec.

PROXY                    STONE CONTAINER CORPORATION                     PROXY
                            150 N. MICHIGAN AVENUE
                            CHICAGO IL 60601-7568

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Stone Container Corporation (the "Company") hereby appoints Arnold F. Brookstone and Leslie T. Lederer, or either of them, with full power of substitution and revocation, to be attorneys and proxies to vote, as designated below, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, May 9, 1995, at 10:30 a.m. (C.D.S.T.) on the Fifty-Seventh Floor, The First National Bank of Chicago, One First National Plaza, Chicago, Illinois, or any adjournment thereof, upon all subjects that may properly come before the meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY /X/

                                                WITHHOLD        FOR all nominees
                                               AUTHORITY        listed below
                                               to vote for all  (except as may
                                               nominees        be marked to the
                                          FOR  listed below     contrary below
1. ELECTION OF DIRECTORS                  / /      / /            / /
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDER VOTE FOR ALL OF THE NOMINEES
LISTED BELOW.
Richard A. Giesen, James J. Glasser,
Jack M. Greenberg, George D. Kennedy,
Howard C. Miller, Jr., John D. Nichols,
Jerry K. Pearlman, Richard J. Raskin,
Alan Stone, Avery J. Stone, Ira N. Stone,
James H. Stone and Roger W. Stone.

(INSTRUCTION: To withhold authority to
vote for any individual nominee, write
that nominee's name on the space that
follows.)

- --------------------------------------
(NOTE: If authority is granted to vote
for one or more nominees, unless otherwise specified below this proxy will authorize the Proxies to cumulate all votes represented hereby and to allocate such votes among such nominees as the Proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected. To specify a different manner of cumulative voting, write "Cumulate For", the name(s) of the nominees(s) and the number of votes on the space that follows. See "Voting and Proxy" in the accompanying proxy statement for further information.)

- --------------------------------------

                                          For    Against    Abstain
2. Proposal to approve the Stone          / /      / /        / /
Container Corporation 1995 Long-Term
Incentive Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                          For    Against    Abstain
3. Proposal to approve the Stone          / /      / /        / /
Container Corporation 1995 Key Executive
Officer Short-Term Incentive Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THIS PROPOSAL.

4. In their discretion, the Proxies are
authorized to vote upon such other
business as may properly come before
the meeting.

You are encouraged to specify your choices by marking the appropriate boxes but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

This Proxy, when properly executed, will be voted in the manner indicated herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of all directors, FOR the proposal to approve the Stone Container Corporation 1995 Long-Term Incentive Plan and FOR the proposal to approve the Stone Container Corporation 1995 Key Executive Officer Short-Term Incentive Plan.

Signature(s)
            ---------------------------------------------

            ---------------------------------------------

Date   ---------------------------------------------------, 1995
NOTE: Please date and sign as name appears hereon. If shares are held jointly or by two or more parties, each stockholder named must sign.

STONE CONTAINER CORPORATION                       PROXY/VOTING INTRUCTION CARD
CHICAGO, ILLINOIS
- ------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL MEETING ON MAY 9, 1995.

PROXY

The undersigned stockholder of Stone Container Corporation (the "Company") hereby appoints Arnold F. Brookstone and Leslie T. Lederer, or either of them, with full power of substitution and revocation, to be attorneys and proxies to vote, as designated below, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, May 9, 1995, at 10:30 a.m. (C.D.S.T.) on the Fifty-Seventh Floor, The First National Bank of Chicago, One First National Plaza, Chicago, Illinois, or any adjournment thereof, upon all subjects that may properly come before the meeting.

ELECTION OF DIRECTORS
Nominees:    Richard A Giesen, James J. Glasser, Jack M. Greenberg, George D.
             Kennedy, Howard C. Miller, Jr., John D. Nichols, Jerry K. Pearlman,
             Richard J. Raskin, Alan Stone, Avery J. Stone, Ira N. Stone,
             James H. Stone and Roger W. Stone.

(NOTE: If authority is granted to vote for one of more nominees, unless otherwise specified below this proxy will authorize the Proxies to cumulate all votes represented hereby and to allocate such votes among such nominees as the Proxies shall determine, in their role and absolute discretion, in order to maximize the number of such nominees elected. To specify a different manner of cumulative voting, write "Cumulate For", the name(s) of the nominee(s) and the number of votes on the space that follows. See "Voting and Proxy" in the accompanying proxy statement for further information.)______________________

____________________________________________________________________________


                                                            SEE REVERSE SIDE

/X/ Please mark your votes as in this example.

- ------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR Proposal 1, 2 and 3.
- ------------------------------------------------------------------------------



                                     FOR      Withheld as to ALL Nominees
1. ELECTION OF DIRECTORS             / /                / /

To withhold authority to vote for
any individual nominees(s), mark the
"FOR" box and write the name of each
such nominee on line provided below

                                                    For      Against   Abstain

2. Proposal to approve the Stone Container          / /        / /      / /
   Corporation 1995 Long Term Incentive Plan.

3. Proposal to approve the Stone Container         / /         / /      / /
   Corporation 1995 Key Executive Officer Short
   Term Incentive Plan.




Signature(s) of Stockholder(s)____________________________________Date   , 1995
Please sign exactly as name(s) appear on the left side of this Proxy.If shares are held jointly or by two or more persons, each stockholder named should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.